EXHIBIT 10.1


                                 AMENDMENT NO. 1


                  AMENDMENT NO. 1 (this "AMENDMENT"), dated as of September 8, 2000, to that certain Revolving Credit Agreement, dated as of August 20, 1998 (as amended to the date hereof, the "CREDIT AGREEMENT"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among EVENFLO COMPANY, INC., a Delaware corporation ("BORROWER"), the Guarantors party thereto, the Lenders party thereto (the "LENDERS"), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Lead Arranger and Syndication Agent, DLJ CAPITAL FUNDING, INC., as Documentation Agent, and BANK OF AMERICA, NATIONAL ASSOCIATION (successor in interest to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION), as Administrative Agent (the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H :

                  WHEREAS, pursuant to Section 11.01 of the Credit Agreement, each of the Obligors and each of the undersigned Lenders hereby agree to amend certain provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION ONE  AMENDMENTS.

                  (a) AMENDMENTS TO DEFINITIONS. Subject to the conditions set forth in Section Two below, Section 1.01 of the Credit Agreement is amended

                    (i) by deleting the chart in the definition of Applicable Margin and replacing it with the following:

------------------------------------------------------------------------------------------------------------------


       LEVERAGE RATIO            EURODOLLAR RATE MARGIN         BASE RATE MARGIN             COMMITMENT FEES
------------------------------------------------------------------------------------------------------------------
< 3.0:1.0                                1.250%                      0.000%                      0.300%

------------------------------------------------------------------------------------------------------------------

< 3.5:1.0 but
    GREATER THAN OR EQUAL TO 3.0:1.0     1.500%                      0.250%                      0.300%

------------------------------------------------------------------------------------------------------------------

< 4.0:1.0 but
    GREATER THAN OR EQUAL TO 3.5:1.0     1.750%                      0.500%                      0.375%

------------------------------------------------------------------------------------------------------------------


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                                      -2-

------------------------------------------------------------------------------------------------------------------

< 4.5:1.0 but
   GREATER THAN OR EQUAL TO 4.0:1.0      2.000%                      0.750%                      0.375%

------------------------------------------------------------------------------------------------------------------

< 5.0:1.0 but
   GREATER THAN OR EQUAL TO 4.5:1.0      2.250%                      1.000%                      0.425%

------------------------------------------------------------------------------------------------------------------

GREATER THAN OR EQUAL TO 5.0:1.0         2.500%                      1.250%                      0.500%

------------------------------------------------------------------------------------------------------------------

                  ; and

                   (ii) by deleting the "$30,000,000" in the last line of the definition of Special Facility Commitment in the Credit Agreement and replacing it with the following: "$40,000,000".

                  (b) AMENDMENTS TO SECTION 8.06. Subject to the conditions set forth in Section Two below, Section 8.06 of the Credit Agreement is amended

                    (i) by deleting that portion of the chart in Section 8.06(a) of the Credit Agreement after June 30, 2000 and replacing it with the following:

                  DATE                                                                    RATIO
                  ----                                                                    -----
                  September 30, 2000                                                  1.25:1.00
                  December 31, 2000                                                   1.50:1.00
                  March 31, 2001                                                      1.50:1.00
                  June 30, 2001                                                       1.50:1.00
                  September 30, 2001                                                  1.50:1.00
                  December 31, 2001                                                   1.50:1.00
                  March 31, 2002                                                      1.50:1.00
                  June 30, 2002                                                       1.50:1.00
                  September 30, 2002                                                  1.75:1.00
                  December 31, 2002                                                   1.75:1.00
                  March 31, 2003                                                      1.75:1.00
                  June 30, 2003                                                       1.75:1.00
                  September 30, 2003 and the last day of
                    each December, March, June and
                    September thereafter                                              2.00:1.00

                  ; and

                   (ii) by deleting that portion of the chart in Section 8.06(b) of the Credit Agreement after June 30, 2000 and replacing it with the following:


                  DATE                                                                    RATIO
                  ----                                                                    -----
                  September 30, 2000                                                  5.75:1.00


                                      -3-

                  December 31, 2000                                                   5.50:1.00
                  March 31, 2001                                                      5.50:1.00
                  June 30, 2001                                                       5.50:1.00
                  September 30, 2001                                                  5.50:1.00
                  December 31, 2001                                                   5.00:1.00
                  March 31, 2002                                                      5.00:1.00
                  June 30, 2002                                                       5.00:1.00
                  September 30, 2002                                                  5.00:1.00
                  December 31, 2002                                                   4.50:1.00
                  March 31, 2003                                                      4.50:1.00
                  June 30, 2003                                                       4.50:1.00
                  September 30, 2003                                                  4.50:1.00
                  December 31, 2003 and the last day of
                    each December, March, June and
                    September thereafter                                              4.00:1.00


                  SECTION TWO CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date (the "EFFECTIVE DATE") first above written, when, and only when, (a) the Administrative Agent shall have received (i) counterparts of this Amendment executed by each Obligor and the Required Lenders; and (ii) a one-time cash fee for each Lender that executes and delivers a signature page to this Amendment not later than the date this Amendment becomes effective in the aggregate amount equal to 0.200% of the Commitment of such Lender, which fee shall be paid by wire transfer of immediately available funds to the Administrative Agent and distributed by the Administrative Agent to the Lenders entitled thereto; and (b) Cahill Gordon & Reindel shall have received its reasonable fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is also conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

                  SECTION THREE REPRESENTATIONS AND WARRANTIES; COVENANTS. In order to induce the Lenders and the Agents to enter into this Amendment, each Obligor represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing; and (b) all of the representations and warranties in the Credit Agreement, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  SECTION FOUR REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each Guarantor ratifies and confirms its Guarantee as in full force and effect after giving effect to the amendments and waivers herein set forth and to any prior amendment or waiver to the Credit Agreement.

                  SECTION FIVE COSTS, EXPENSES AND TAXES. Borrower agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 11.04 of the Credit Agreement. In addition, Borrower shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION SIX EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION SEVEN GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW).

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        BORROWER:

                                        EVENFLO COMPANY, INC.


                                        By:   /s/ Daryle A. Lovett
                                              ---------------------------------
                                              Name: Daryle A. Lovett
                                              Title: Executive Vice President
                                              and Chief Financial Officer


                                        GUARANTORS:

                                        LISCO FURNITURE, INC.


                                        By:   /s/ John K. Stipancich
                                              ---------------------------------
                                              Name: John K. Stipancich
                                              Title: Corporate Secretary


                                        LISCO FEEDING, INC.


                                        By:   /s/ John K. Stipancich
                                              ---------------------------------
                                              Name: John K. Stipancich
                                              Title: Corporate Secretary


                                        AGENT:

                                        BANK OF AMERICA, NATIONAL
                                                ASSOCIATION (successor in
                                                interest to BANK OF AMERICA
                                                NATIONAL TRUST AND SAVINGS
                                                ASSOCIATION), as Administrative
                                                Agent


                                        By: /s/ Garry R. Tyran
                                            -----------------------------------
                                            Name: Garry R. Tyran
                                            Title: Managing Director

                                        LENDERS:

                                        BANK OF AMERICA, NATIONAL ASSOCIATION
                                                (successor in interest to BANK
                                                OF AMERICA NATIONAL TRUST AND
                                                SAVINGS ASSOCIATION),
                                                as Fronting Lender and as a
                                                Lender


                                        By:   /s/ Robert Klawinski
                                              ---------------------------------
                                              Name: Robert Klawinski
                                              Title: Managing Director


                                        THE BANK OF NOVA SCOTIA, as a Lender


                                        By:   /s/ W.E. Zarrett
                                              ---------------------------------
                                              Name: W.E. Zarrett
                                              Title: Managing Director


                                        THE CHASE MANHATTAN BANK, as a Lender


                                        By:   /s/ William J. Caggiano
                                              ---------------------------------
                                              Name: William J.Caggiano
                                              Title: Managing Director


                                        MERRILL LYNCH CAPITAL CORPORATION,
                                        as a Lender


                                        By:   /s/ Carol J.E. Feeley
                                              ---------------------------------
                                              Name: Carol J.E. Feeley
                                              Title: Vice President


                                        MORGAN STANLEY SENIOR FUNDING, INC.,
                                        as a Lender


                                        By:   /s/ T. Morgan Edwards II
                                              ---------------------------------
                                              Name: T. Morgan Edwards II
                                              Title: Vice President

                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION, as a Lender


                                        By:   /s/ Perry Vavoules
                                              ---------------------------------
                                              Name: Perry Vavoules
                                              Title: Senior Vice President